Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Condensed Income Statement
Interest income	$12,538	11,142	11,610	11,055	10,934	23,680	21,798
Interest expense	1,170	954	953	908	861	2,124	1,738
Net interest income	11,368	10,188	10,657	10,147	10,073	21,556	20,060
Provision for loan losses	224	79	(10)	(12)	222	303	237
Net interest income after provision	11,144	10,109	10,667	10,159	9,851	21,253	19,823
Non-interest income	2,791	2,636	2,579	2,659	2,790	5,427	5,220
Non-interest expense	11,494	9,549	8,612	8,672	8,611	21,043	16,579
Income before income taxes	2,441	3,196	4,634	4,146	4,030	5,637	8,464
Provision for income taxes	486	483	1,017	1,040	1,027	969	2,215
Net income	$1,955	2,713	3,617	3,106	3,003	4,668	6,249
Accreted income on acquired loans	$44	96	606	90	180	140	400
Tax-equivalent net interest income	$11,549	10,375	11,062	10,569	10,494	21,924	20,904

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.32	0.32
Basic earnings per common share	$0.17	0.27	0.37	0.31	0.30	0.44	0.62
Diluted earnings per common share	$0.17	0.27	0.36	0.31	0.30	0.44	0.62
Book value per share	$15.91	14.80	14.99	14.94	14.77	15.91	14.77
Tangible book value per share	$11.18	11.47	11.64	11.57	11.38	11.18	11.38
Weighted average common shares outstanding:
Basic	11,099,485	10,020,611	10,013,777	10,008,807	10,004,422	10,563,030	9,999,765
Diluted	11,105,014	10,028,588	10,020,566	10,015,204	10,011,312	10,568,792	10,007,192
Shares outstanding at period end	13,299,235	10,041,152	10,023,059	10,018,507	10,014,004	13,299,235	10,014,004

Selected Financial Ratios
Return on average assets	0.56%	0.85%	1.11%	0.94%	0.91%	0.70%	0.96%
Return on average equity	4.62%	7.33%	9.49%	8.22%	8.15%	5.88%	8.61%
Dividend payout ratio	94.12%	59.26%	43.24%	51.61%	53.33%	72.73%	51.61%
Net interest margin (tax equivalent)	3.63%	3.59%	3.73%	3.52%	3.50%	3.61%	3.53%
Efficiency ratio (tax equivalent)	80.15%	73.39%	63.13%	65.56%	64.82%	76.94%	63.43%

Selected Balance Sheet Items
Cash and cash equivalents	$24,901	17,494	25,386	21,203	29,967
Investment securities and stock	311,047	310,009	317,413	353,634	373,595

Loans:
Commercial and industrial	$81,814	37,118	36,057	36,049	38,651
Commercial, secured by real estate	705,950	542,890	527,947	510,158	495,255
Residential real estate	339,429	246,487	251,582	253,530	258,710
Consumer	17,705	17,176	17,450	17,956	17,475
Agricultural	13,388	12,217	15,194	15,677	16,014
Other, including deposit overdrafts	583	506	539	570	547
Deferred net origination costs	229	263	291	264	281
Loans, gross	1,159,098	856,657	849,060	834,204	826,933
Less allowance for loan losses	3,603	3,529	3,403	3,407	3,382
Loans, net	$1,155,495	853,128	845,657	830,797	823,551

Total earning assets	$1,471,923	1,168,204	1,170,700	1,193,648	1,211,096
Total assets	1,630,739	1,288,791	1,295,638	1,314,319	1,335,571
Total deposits	1,380,884	1,123,463	1,085,821	1,121,523	1,143,920
Short-term borrowings	—	—	47,000	30,000	31,712
Long-term debt	27,165	6,219	303	363	402

	Three Months Ended					Six Months Ended
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Selected Balance Sheet Items, continued
Total shareholders’ equity	211,583	148,584	150,271	149,713	147,927
Equity to assets ratio	12.97%	11.53%	11.60%	11.39%	11.08%
Loans to deposits ratio	83.94%	76.25%	78.20%	74.38%	72.29%

Tangible common equity (TCE)	$148,290	114,801	116,289	115,527	113,542
Tangible common assets (TCA)	1,567,446	1,255,008	1,261,656	1,280,133	1,301,186
TCE/TCA	9.46%	9.15%	9.22%	9.02%	8.73%

Selected Average Balance Sheet Items
Cash and cash equivalents	$27,319	21,820	18,787	21,609	33,639	24,601	30,173
Investment securities and stock	306,366	313,689	332,225	363,039	373,295	308,267	369,916

Loans	$961,726	853,152	840,526	824,183	811,186	907,739	812,385
Less allowance for loan losses	4,245	3,401	3,407	3,324	3,334	3,825	3,445
Net loans	$957,481	849,751	837,119	820,859	807,852	903,914	808,940

Total earning assets	$1,276,176	1,170,708	1,175,180	1,190,860	1,202,129	1,223,733	1,195,294
Total assets	1,409,425	1,292,375	1,295,293	1,313,476	1,321,442	1,351,218	1,315,052
Total deposits	1,212,104	1,114,979	1,096,966	1,133,072	1,148,206	1,163,810	1,136,895
Short-term borrowings	3,491	14,086	34,440	17,936	15,030	8,759	21,728
Long-term debt	13,260	2,255	323	383	441	7,788	489
Total shareholders’ equity	169,845	150,058	151,154	150,032	147,826	160,006	146,258
Equity to assets ratio	12.05%	11.61%	11.67%	11.42%	11.19%	11.84%	11.12%
Loans to deposits ratio	79.34%	76.52%	76.62%	72.74%	70.65%	78.00%	71.46%

Asset Quality
Net charge-offs (recoveries)	$150	(47)	(7)	(36)	168	103	430
Other real estate owned	35	—	—	—	—	35	—

Non-accrual loans	4,133	2,744	2,965	4,387	3,747	4,133	3,747
Loans past due 90 days or more and still accruing	5	146	—	95	141	5	141
Total nonperforming loans	$4,138	2,890	2,965	4,482	3,888	4,138	3,888

Net charge-offs (recoveries) to average loans	0.06%	(0.02)%	0.00%	(0.02)%	0.08%	0.02%	0.11%
Allowance for loan losses to total loans	0.31%	0.41%	0.40%	0.41%	0.41%	0.31%	0.41%
Nonperforming loans to total loans	0.36%	0.34%	0.35%	0.54%	0.47%	0.36%	0.47%
Nonperforming assets to total assets	0.26%	0.22%	0.23%	0.34%	0.29%	0.26%	0.29%

Assets Under Management
LCNB Corp. total assets	$1,630,739	1,288,791	1,295,638	1,314,319	1,335,571
Trust and investments (fair value)	370,587	359,766	362,486	326,642	315,450
Mortgage loans serviced	125,806	90,630	92,818	96,241	98,234
Cash management	48,369	72,372	84,344	77,780	45,519
Brokerage accounts (fair value)	238,651	230,168	229,006	219,960	209,019
Total assets managed	$2,414,152	2,041,727	2,064,292	2,034,942	2,003,793

Non-GAAP Financial Measures
Net income	$1,955	2,713	3,617	3,106	3,003	4,668	6,249
Add: merger-related expenses, net of tax	1,493	621	87	—	—	2,114	—
Core net income	$3,448	3,334	3,704	3,106	3,003	6,782	6,249
Basic core earnings per share	0.31	0.33	0.37	0.31	0.30	0.64	0.62
Diluted core earnings per share	0.31	0.33	0.37	0.31	0.30	0.64	0.62
Adjusted return on average assets	0.98%	1.05%	1.16%	0.94%	0.91%	1.01%	0.96%
Adjusted return on average equity	8.14%	9.01%	9.94%	8.22%	8.15%	8.55%	8.61%
Core efficiency ratio (tax equivalent)	68.73%	66.67%	62.34%	65.56%	64.82%	68.18%	63.43%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2018 (Unaudited)	December 31, 2017
ASSETS:
Cash and due from banks	$23,123	21,159
Interest-bearing demand deposits	1,778	4,227
Total cash and cash equivalents	24,901	25,386
Interest-bearing time deposits	9,852	—
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,188	2,161
Equity securities without a readily determinable fair value, at cost	2,099	1,099
Debt securities, available-for-sale, at fair value	257,721	275,212
Debt securities, held-to-maturity, at cost	31,610	32,571
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	4,845	3,638
Loans, net	1,155,495	845,657
Premises and equipment, net	33,769	34,927
Goodwill	57,792	30,183
Core deposit and other intangibles	5,501	3,799
Bank owned life insurance	28,354	27,985
Other assets	13,880	10,288
TOTAL ASSETS	$1,630,739	1,295,638

LIABILITIES:
Deposits:
Noninterest-bearing	$343,172	283,212
Interest-bearing	1,037,712	802,609
Total deposits	1,380,884	1,085,821
Short-term borrowings	—	47,000
Long-term debt	27,165	303
Accrued interest and other liabilities	11,107	12,243
TOTAL LIABILITIES	1,419,156	1,145,367

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares at June 30, 2018 and December 31, 2017; issued 14,052,862 and 10,776,686 shares at June 30, 2018 and December 31, 2017, respectively	140,870	76,977
Retained earnings	88,761	87,301
Treasury shares at cost, 753,627 shares at June 30, 2018 and December 31, 2017	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	(6,383)	(2,342)
TOTAL SHAREHOLDERS' EQUITY	211,583	150,271
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,630,739	1,295,638

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
INTEREST INCOME:
Interest and fees on loans	$10,703	8,823	20,116	17,738
Dividends on equity securities with a readily determinable fair value	16	16	31	31
Dividends on equity securities without a readily determinable fair value	8	5	15	11
Interest on debt securities, taxable	934	1,128	1,865	2,200
Interest on debt securities, non-taxable	680	795	1,384	1,594
Other short-term investments	197	167	269	224
TOTAL INTEREST INCOME	12,538	10,934	23,680	21,798
INTEREST EXPENSE:
Interest on deposits	1,096	846	1,967	1,689
Interest on short-term borrowings	7	12	76	42
Interest on long-term debt	67	3	81	7
TOTAL INTEREST EXPENSE	1,170	861	2,124	1,738
NET INTEREST INCOME	11,368	10,073	21,556	20,060
PROVISION FOR LOAN LOSSES	224	222	303	237
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,144	9,851	21,253	19,823
NON-INTEREST INCOME:
Fiduciary income	942	881	1,906	1,733
Service charges and fees on deposit accounts	1,426	1,312	2,731	2,534
Net gains (losses) on sales of securities	(1)	140	(1)	140
Bank owned life insurance income	182	297	368	486
Gains from sales of loans	97	63	119	102
Other operating income	145	97	304	225
TOTAL NON-INTEREST INCOME	2,791	2,790	5,427	5,220
NON-INTEREST EXPENSE:
Salaries and employee benefits	5,128	4,703	10,105	9,229
Equipment expenses	268	264	521	475
Occupancy expense, net	658	636	1,385	1,204
State financial institutions tax	296	286	599	570
Marketing	284	216	416	359
Amortization of intangibles	188	188	373	373
FDIC insurance premiums	99	108	198	212
Contracted services	391	375	706	623
Other real estate owned	1	—	3	5
Merger-related expenses	1,638	—	2,396	—
Other non-interest expense	2,543	1,835	4,341	3,529
TOTAL NON-INTEREST EXPENSE	11,494	8,611	21,043	16,579
INCOME BEFORE INCOME TAXES	2,441	4,030	5,637	8,464
PROVISION FOR INCOME TAXES	486	1,027	969	2,215
NET INCOME	$1,955	3,003	4,668	6,249

Dividends declared per common share	$0.16	0.16	0.32	0.32
Earnings per common share:
Basic	0.17	0.30	0.44	0.62
Diluted	0.17	0.30	0.44	0.62
Weighted average common shares outstanding:
Basic	11,099,485	10,004,422	10,563,030	9,999,765
Diluted	11,105,014	10,011,312	10,568,792	10,007,192

Contacts
LCNB Corp.
Steve P. Foster, CEO & President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK